Termination Of Outsourcing Arrangements	12 Months Ended
Dec. 31, 2011
Termination Of Outsourcing Arrangements [Abstract]
Termination Of Outsourcing Arrangements

11. TERMINATION OF OUTSOURCING ARRANGEMENTS

In 2008, we commenced a review of certain outsourcing arrangements with Capgemini, Capgemini America, Inc. and Capgemini North America, Inc. (collectively, CgE), and executed a Separation Agreement with CgE. Simultaneous with the execution of that Separation Agreement, EFH Corp. and TCEH entered into a substantially similar agreement with CgE. The Separation Agreements principally provide for (i) notice of termination of the Master Framework Agreements, dated as of May 17, 2004, as amended, between Capgemini and TCEH and us, respectively, and the related service agreements under the Master Framework Agreements and (ii) termination of the joint venture arrangements between EFH Corp. (and its applicable subsidiaries, including us) and CgE. Under the Master Framework Agreements and related services agreements, Capgemini provided to EFH Corp.'s other subsidiaries and us outsourced support services, including information technology, customer care and billing, human resources, procurement and certain finance and accounting activities.

The effects of the termination of the outsourcing arrangements, including an accrued liability of $16 million for incremental costs to exit and transition the services, were included in goodwill under purchase accounting. We incurred $4 million of these exit liabilities during the year ended December 31, 2009. In December 2009, we recorded a $10 million reversal of a portion of these exit liabilities due primarily to a shorter than expected outsourcing services transition period, and this reversal is reflected in other income (see Note 15). The remaining accrual totaling $2 million was settled in 2010.